Property, plant and equipment, net	12 Months Ended
Dec. 31, 2013
Property, plant and equipment, net
Property, plant and equipment, net

10.       Property, plant and equipment, net

Property, plant and equipment, net, consisted of the following:

	As of December 31,	As of December 31,
	2012	2013
	RMB	RMB
Buildings	1,156,762	1,255,743
Furniture, fixtures and office equipment	79,425	83,745
Motor vehicles	25,903	26,318
Machinery and equipment	4,065,354	4,220,860
Leasehold improvements	132,542	141,289
Total	5,459,986	5,727,955
Less: accumulated depreciation	(1,629,798)	(2,209,955)
Subtotal	3,830,188	3,518,000
Construction-in-progress	617,281	640,108
Property, plant and equipment, net	4,447,469	4,158,108

As of December 31, 2013, the Group pledged its buildings with the net book value of RMB 231,677 to secure a long-term bank borrowing of RMB 101,700 from Agricultural Bank of China.

For the years ended December 31, 2011, 2012 and 2013, total interest capitalized was RMB 50,912, RMB 51,783 and RMB 39,902, respectively.

Depreciation expense was RMB 475,278, RMB 646,955 and RMB 580,157 for the years ended December 31, 2011, 2012 and 2013, respectively, and is recorded in manufacturing overhead, selling, general and administrative expenses, research and development expenses.

The Group evaluates long-lived assets for impairment if events or changes in circumstances indicated that the carrying value of such assets may not be recoverable. Considering a rapid and continued decrease in selling price of multi-crystalline wafers and inadequate utilization of machines, the Group determined a two step impairment analysis is required in the year ended December 31, 2011 and 2012. In step one impairment analysis, the estimated future undiscounted net cash flows expected to be generated by the assets over their remaining estimated useful lives were based on certain assumptions, such as forecasts of future operating results, gross margin and expected future growth rates. The estimated undiscounted future cash flows generated by the equipment used to produce multi-crystalline wafers were less than their carrying value, which required the step two impairment test. In the step two impairment analysis, the Group estimated the fair value based on discounted cash flow analysis using market participants’ assumptions, such as forecasts of future operating results, discount rates commensurate with the risk involved, and expected future growth rates. The carrying value of the equipment was reduced to fair value based on the discounted cash flow analysis. This resulted in a pre-tax charge of RMB 303,068 and RMB 250,697 recorded in the impairment loss on property, plant and equipment in the Consolidated Statements of Operations and Comprehensive Loss in 2011 and 2012, respectively. No impairment loss occurred in the year ended December 31, 2013. Although assumptions used in estimates of future cash flows are management best estimates, such assumptions are, by nature, highly judgmental and may vary significantly from actual results.

Additionally, in the year ended December 31, 2012, the Group recorded long-lived asset impairment of RMB 147,092 related to the retirement of each 300MW outdated solar cells and solar modules facilities at JA Hebei and JA Fengxian facilities, respectively. No impairment loss related to retirement of long-lived assets occurred in the years ended December 31, 2011 and 2013.